EXHIBIT 99.1

For Immediate Release — September 3, 2010

For Information Contact:
Curtis L. Hage, Chairman, President and CEO

Sioux Falls, South Dakota

Phone:  (605) 333-7556

HF Financial Corp. to Present at Rodman & Renshaw Global Investment Conference

SIOUX FALLS, SD, September 3 — HF Financial Corp. (NASDAQ: HFFC) today announced the Company’s participation at the Rodman & Renshaw Global Investment Conference, to be held at the Palace Hotel in New York from September 12 — 15, 2010.

The Company will present at the Community and Regional Banking Track of the conference at the following time:

•                  September 15 (Wednesday), 2010 at 12:30 pm, EDT

•                  Adams Salon, 4th Floor, Palace Hotel, NY

For more information on the Rodman & Renshaw Conference or to schedule a one-on-one meeting with HF Financial Corp.’s management team, please visit http://www.rodm.com.  To register or listen to HF Financial Corp.’s webcast of the presentation, please visit the Company’s corporate website at www.homefederal.com.

About HF Financial

HF Financial Corp., based in Sioux Falls, SD, is the parent company for financial services companies, including Home Federal Bank, Mid America Capital Services, Inc., dba Mid America Leasing Company, Hometown Investment Services, Inc. and HF Financial Group, Inc.  The largest publicly traded savings association headquartered in South Dakota, HF Financial Corp. operates with 33 offices in 19 communities, throughout Eastern South Dakota and one location in Marshall, Minnesota.  Internet banking is also available at www.homefederal.com.

HF Financial Corp., based in Sioux Falls, SD, is the parent company for financial services companies, including Home Federal Bank, Mid America Capital Services, Inc., dba Mid America Leasing Company, Hometown Investment Services, Inc. and HF Financial Group, Inc.  The largest publicly traded savings association headquartered in South Dakota, HF Financial Corp. operates with 33 offices in 19 communities, throughout Eastern South Dakota and one location in Marshall, Minnesota.  Internet banking is also available at www.homefederal.com.

This news release and other reports issued by the Company, including reports filed with the Securities and Exchange Commission, contain “forward-looking statements” that deal with future results, expectations, plans and performance.  In addition, the Company’s management may make forward-looking statements orally to the media, securities analysts, investors or others.  These forward-looking statements might include one or more of the following:

•                  Projections of income, loss, revenues, earnings or losses per share, dividends, capital expenditures, capital structure, tax benefit or other financial items.

•                  Descriptions of plans or objectives of management for future operations, products or services, transactions, investments and use of subordinated debentures payable to trusts.

•                  Forecasts of future economic performance.

•                  Use and descriptions of assumptions and estimates underlying or relating to such matters. Forward-looking statements can be identified by the fact they do not relate strictly to historical or current facts.  They often include words such as “optimism,” “look-forward,” “bright,” “pleased,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may”.

Forward-looking statements about the Company’s expected financial results and other plans are subject to certain risks, uncertainties and assumptions.  These include, but are not limited to the following: possible legislative changes and adverse economic, business and competitive conditions and developments (such as shrinking interest margins and continued short-term environments); additional other-than-temporary impairment credit loss incurred in the Company’s trust preferred securities portfolio; deposit outflows, reduced demand for financial services and loan products; changes in accounting policies or guidelines, or in monetary and fiscal policies of the federal government; changes in credit and other risks posed by the Company’s loan and lease portfolios; the ability or inability of the Company to manage interest rate and other risks; unexpected or continuing claims against the Company’s self-insured health plan; the ability or inability of the Company to successfully enter into a definitive agreement for and close anticipated transactions; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; and the other risks detailed from time to time in the Company’s SEC filings, including but not limited to, its annual report on Form 10-K for the fiscal year ending June 30, 2009, and its subsequent quarterly reports on Form 10-Q.

Forward-looking statements speak only as of the date they are made.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  Although the Company believes its expectations are reasonable, it can give no assurance that such expectations will prove to be correct.  Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements.